UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 17, 2007
                             -----------------------
                                (Date of Report)

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      333-45241                22-3542636
         --------                      ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

         On July 17, 2007, Elite Pharmaceuticals, Inc., a Delaware corporation (the "REGISTRANT"), sold in a private placement through Oppenheimer & Company, Inc., the placement agent ("PLACEMENT AGENT"), the remaining 5,000 shares of its Series C 8% Convertible Preferred Stock, par value $0.01 per share (the "SERIES C PREFERRED STOCK"), at a price of $1,000 per share, each share convertible (at $2.32 per share) into 431.0345 shares of Common Stock, or an aggregate of 2,155,167 shares of Common Stock. Purchasers of the Series C Preferred Stock (the "INVESTORS") also acquired warrants to purchase shares of Common Stock (the "Warrants"), exercisable on or prior to July 17, 2012. The Warrants represent the right to purchase shares of the Registrant's Common Stock in an amount equal to 30% of the aggregate number of shares of Common Stock into which the Series C Preferred Stock purchased by the Investors may be converted as of the date of issuance, or an aggregate of 646,544 shares of Common Stock, at an exercise price of $3.00 per share. If at any time after one year from the date of issuance of the Warrants there is no effective registration statement registering, or no current prospectus available for, the resale of the shares of Common Stock underlying the Warrants by the holder of such Warrants, then the Warrants may also be exercised at such time by means of a "cashless exercise". The private placement of the Series C Preferred Stock and the Warrants was made pursuant to a Securities Purchase Agreement, dated as of July 17, 2007 (the "PURCHASE AGREEMENT"), between the Registrant and the Investors. For so long as the Series C Preferred Stock is outstanding, if at any time the Registrant issues Common Stock or securities convertible or exercisable for Common Stock, the holders of the Series C Preferred Stock will have preemptive rights to purchase their PRO RATA share of the Common Stock or securities convertible or exercisable for Common Stock on the same terms, conditions and price provided for in such issuance; provided, that this right is subject to exceptions as set forth in the Purchase Agreement.

         The gross proceeds of the private placement were $5,000,000 before payment of $350,000 in commissions to the Placement Agent and its selected dealers and $18,000 in expenses incurred by the Placement Agent and its selected dealers. Pursuant to the placement agent agreement, the Registrant issued to the Placement Agent and its designees warrants (the "PLACEMENT WARRANTS") to purchase 64,655 shares of Common Stock. Such Placement Warrants are at an exercise price of $3.00 per share, exercisable on or prior to July 17, 2012.

         Pursuant to the Registration Rights Agreement, dated as of July 17, 2007 (the "REGISTRATION RIGHTS AGREEMENT"), holders of the Series C Preferred Stock are provided demand and piggy-back registration rights at Registrant's expense. Registrant has agreed to file a registration statement under the Securities Act of 1933, as amended (the "ACT"), for resale the shares of Common Stock ("REGISTRABLE SECURITIES") issuable upon conversion of the Series C Preferred Stock, upon exercise of the Warrants and as payment of dividends on the Series C Preferred Stock within 30 days of the closing of the private placement (the "FILING DATE") as set forth in the Registration Rights Agreement. If (i) the Initial Registration Statement (as defined in the Registration Rights Agreement) is not filed on or prior to its Filing Date; (ii) as to 7,000,000 of the Registrable Securities, subject to certain adjustments (collectively, the "INITIAL SHARES"), a registration statement registering for resale all of the Initial Shares is not declared effective by the United States Securities and Exchange Commission (the "COMMISSION") by November 13, 2007 (or December 13,
2007 in the case of a "full review" by the Commission of the Initial Registration Statement); or (iii) all of the Registrable Securities, other than the Initial Shares, are not registered for resale pursuant to one or more effective Registration Statements on or before February 28, 2008, (any such failure or breach being referred to as an "EVENT", and the date on which such Event occurs, the "EVENT DATE"), then, in addition to any other rights the holders of Registrable Securities may have under the Registration Statement or under applicable law, on each such Event Date and on each monthly anniversary of each such Event



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Date (if the applicable  Event shall not have been cured by such date) until the applicable Event is cured, the Registrant agreed to pay to each holder of Registrable Securities an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such holder pursuant to the Purchase Agreement for any unregistered Registrable Securities then held by such holder (calculated as if all convertible securities had been fully converted). In no event will the Registrant be liable for liquidated damages under the Registration Rights Agreement (1) with respect to any Warrants or shares of Common Stock issuable upon exercise of the Warrants; and (2) in excess of 1.5% of the Subscription Amount (as defined in the Purchase Agreement) in any 30-day period. In addition, the maximum aggregate liquidated damages payable to a holder of Registrable Securities under the Registration Rights Agreement shall be 15% of the aggregate Subscription Amount paid by such holder.

         Each of the purchasers of the Series C Preferred Stock has represented that such purchaser is an "accredited investor" and has agreed that the securities issued in the private placement are to bear a restrictive legend against resale without registration under the Act. The Series C Preferred Stock and Warrants were sold by Registrant pursuant to the exemption from registration afforded by Section 4(2) of the Act and Regulation D thereunder.

         The rights and preferences of the Series C Preferred Stock are governed by the Certificate of Designations, Preferences and Rights of Series C Preferred Stock filed with the Secretary of State of the State of Delaware on April 24, 2007, as amended by the Certificate of Correction of the Certificate of Designations, Preferences and Rights of Series C Preferred Stock filed with the Secretary of State of the State of Delaware on April 25, 2007 (the "PREFERRED CERTIFICATE"). Pursuant to the Purchase Agreement, the Series C Preferred Stock purchased by the Investors in the private placement are to accrue dividends, commencing on July 17, 2007, at the rate of 8% per annum on their purchase price of $1,000 per share (increasing to 15% per annum after April 24, 2009) payable quarterly on January 1, April 1, July 1 and October 1, payable in cash or shares of Common Stock, which will be valued solely for such purpose at 95% of the average VWAP (as defined in the Preferred Certificate) for the 20 consecutive trading days ending on the trading day that is immediately prior to the dividend payment date, in accordance with the terms of the Preferred Certificate. Any dividends, whether paid in cash or shares of Common Stock, that are not paid within 5 trading days, following a dividend payment date, shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the dividend payment date through and including the date of payment). No payment or dividends may be payable on Common Stock or any other capital stock ranked junior to the Series C Preferred Stock prior to the satisfaction of the dividend obligation on the Series C Preferred Stock.

         Each share of Series C Preferred Stock will be entitled to a preference equal to the per share purchase price ($1,000 subject to adjustment) plus any accrued but unpaid dividends thereon and any other fees or liquidated damages owing thereon upon the liquidation, dissolution or winding-up of the Registrant, whether voluntary or involuntary ("LIQUIDATION"), which preference ranks PARI PASSU with the Registrant's Series B 8% Convertible Preferred Stock, par value $0.01 per share (the "SERIES B PREFERRED STOCK" and together with the Series C Preferred Stock, the "PREFERRED STOCK") and senior to any other capital stock ranked junior to the Series C Preferred Stock. A Fundamental Transaction (as defined in the Preferred Certificate) or Change of Control Transaction (as defined in the Preferred Certificate) will not be deemed a Liquidation under the Preferred Certificate.

         The holders of Series C Preferred Stock will not have any voting rights except as specifically provided in the Preferred Certificate or as required by law. However, as long as any shares of Series C Preferred Stock are



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outstanding,  the  Registrant  will not  without the prior  affirmative  vote of holders of at least 70% of the then outstanding shares of the Series C Preferred Stock and the Registrant's Series B Preferred Stock collectively, (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Preferred Certificate; (ii) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to or otherwise PARI PASSU with the Preferred Stock; (iii) amend its certificate of incorporation, by-laws or other charter documents in any manner that adversely affects any rights of the holders of the Preferred Stock; (iv) increase the authorized number of shares of Preferred Stock; (v) other than Permitted Indebtedness (as defined in the Preferred Certificate), until April 24, 2010, incur any indebtedness for borrowed money of any kind;
(vi) other than Permitted Liens (as defined in the Preferred Certificate), until April 24, 2010, incur any liens of any kind; (vii) repay or repurchase other than more than a DE MINIMIS number of shares of Common Stock or securities convertible or exchangeable into Common Stock, other than as permitted by the Preferred Certificate; (viii) pay cash dividends or distributions on any securities of the Registrant junior to the Preferred Stock; or (ix) enter into any agreement or understanding with respect to the foregoing. Notwithstanding the above, the Registrant may issue any security issued in connection with a Strategic Transaction (as defined in the Preferred Certificate) that ranks as to dividends, redemption or distribution of assets upon a Liquidation PARI PASSU with or junior to the Preferred Stock without the prior affirmative vote of holders of at least 70% of the then outstanding shares of Preferred Stock.

         Each share of Series C Preferred  Stock is initially  convertible  into
431.0345 shares of Common Stock. The conversion price for the Series C Preferred Stock is equal to $2.32, subject to adjustment for certain events, including dividends, stock splits, combinations and the sale of Common Stock or securities convertible into or exercisable for Common Stock at a price less than the then applicable conversion price. If the Registrant does not meet its share delivery requirements set forth in the Preferred Certificate, the holders of Preferred Stock shall be entitled to (i) liquidated damages, payable in cash; and (ii) cash equal to the amount by which the cost of the shares of Common Stock such holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) for delivery in satisfaction of a sale by such holder of the shares of Common Stock issuable upon conversion of such holder's Series C Preferred Stock which such holder was entitled to receive upon the conversion at issue exceeds the product of (1) the aggregate number of shares of Common Stock that such holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed.

         The Registrant may force conversion of the Series C Preferred Stock in the event the Registrant provides written notice to the holders of the Series C Preferred Stock that the VWAP for each 20 consecutive trading day period during a Threshold Period (as defined in the Preferred Certificate) of Common Stock exceeded $5.38 (subject to adjustment) and the average volume the trading days during such Threshold Period exceed 50,000 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like).

         Upon the occurrence of certain Triggering Events (as defined in the Preferred Certificate) each holder of the Series C Preferred Stock shall have the right, exercisable at the sole option of such holder, to require the Registrant to redeem each share of such holder's Series C Preferred Stock for cash in an amount equal to 130% of the stated value, all accrued but unpaid dividends thereon and all liquidated damages and other costs, expenses or amounts due in respect of the Series C Preferred Stock (the "TRIGGERING REDEMPTION AMOUNT"); provided, however, that each Investor has waived its right, pursuant to the Preferred Certificate, to require the Registrant to redeem any or all shares of Series C Preferred Stock purchased under the Purchase Agreement upon the Registrant's failure to cause the Conversion Shares Registration Statement (as defined in the Preferred



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Certificate)  to be declared  effective by the Commission on or prior to January
23, 2008; provided further, that if the Conversion Shares Registration Statement is not declared effective by the Commission on or prior to April 16, 2008, each Investor shall have the right to require redemption as provided under the Preferred Certificate. Upon certain Triggering Events, each holder of Series C Preferred Stock shall have the right, exercisable at the sole option of such holder, to require the Registrant to redeem each share of Series C Preferred Stock for shares of Common Stock equal to the number of shares of Common Stock equal to the Triggering Redemption Amount divided by 85% of the average of the VWAP for the 10 consecutive trading days immediately prior to the date of the redemption. If at any time the Commission, the Registrant's auditors, American Stock Exchange (or similar trading exchange) or any other governmental or regulatory authority having jurisdiction over the Registrant determines that a Triggering Event for which a holder shall be entitled to a cash redemption constitutes a condition for redemption which is not solely within the control of the Registrant (as set forth in Item 28 of Rule 5-02 of Regulation S-X of the Securities Exchange Act of 1934, as amended), or that as a result of any such Triggering Event, the Series C Preferred Stock shall not be included in the Registrant's balance sheet under the heading "stockholder equity", then the holders of Series C Preferred Stock shall not be entitled to receive a cash payment, but instead shall be entitled to receive shares of Common Stock.

         The Registrant may redeem all of the Series C Preferred Stock outstanding, at any time after April 24, 2009 for a redemption price, payable in cash, for each share of Series C Preferred Stock equal to (i) 150% of the stated value; (ii) accrued but unpaid dividends thereon; and (iii) all liquidated damages and other amounts due in respect of the Series C Preferred Stock.

ITEM 7.01       REGULATION FD DISCLOSURE
ITEM 8.01       OTHER EVENTS

         The Registrant received written guidance from the FDA regarding its clinical programs for its two lead pain management products, ELI-154 and ELI-216.

         As to ELI-154, Elite's once-daily oxycodone hydrochloride product that uses the Registrant's proprietary controlled release technology, Registrant received guidance from the FDA on the proposed clinical plan submitted earlier this year. The Registrant intends to incorporate such guidance into the clinical program for ELI-154 and will submit a Phase III protocol to the FDA for a special protocol assessment (SPA) for ELI-154.

         As to ELI-216, Elite's oxycodone hydrochloride product that uses its patent-pending opioid abuse deterrent technology which combines a narcotic agonist, oxycodone hydrochloride, and an antagonist, naltrexone hydrochloride, to deter abuse of the drug, the Registrant received guidance from the FDA on the special protocol assessment submitted for the Phase III protocol for ELI-216. The Registrant intends to incorporate such guidance into its protocol and resubmit such protocol to the FDA for agreement.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits



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             Exhibit 3.1      Certificate of Designations of Preferences, Rights
                              and Limitations of Series C 8% Convertible
                              Preferred Stock as filed with the Secretary of State of the State of Delaware, incorporated by reference as Exhibit 3.2 to the Form 8-K filed with the Commission on April 25, 2007.

             Exhibit 4.1 Form of Series C Preferred Stock Certificate, incorporated by reference as Exhibit 4.1 to the Form 8-K filed with the Commission on April 25, 2007.

             Exhibit 4.2 Form of Warrant issued to the Investors, incorporated by reference as Exhibit 4.2 to the Form 8-K filed with the Commission on April 25, 2007.

             Exhibit 4.3 Form of Warrant issued to Placement Agent, incorporated by reference as Exhibit 4.3 to the Form 8-K filed with the Commission on April 25, 2007.

             Exhibit 10.1     Form of Securities Purchase Agreement.

             Exhibit 10.2     Form of Registration Rights Agreement.

             Exhibit 10.3 Form of Placement Agent Agreement, between Registrant and Oppenheimer & Company, Inc., incorporated by reference as Exhibit 10.3 to the Form 8-K filed with the Commission on April 25, 2007.

             99.1             Press Release dated July 18, 2007



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ELITE PHARMACEUTICALS, INC.


Date: July 23, 2007                            By: /s/ Bernard J. Berk
                                                   ----------------------------
                                                   Bernard J. Berk
                                                   Chief Executive Officer